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EXHIBIT 10.23.a

AMENDMENT NO. 1 TO OPTICAL DISC REPLICATION AND LOAN AGREEMENT

        THIS AMENDMENT NO. 1 TO OPTICAL DISC REPLICATION AND LOAN AGREEMENT (this "Amendment") is made and entered into as of March 26, 2002 by and between MRT TECHNOLOGY, LLC, a California limited liability company doing business as Ritek Global Media ("Ritek"), on the one hand, and IMAGE ENTERTAINMENT, INC., a California corporation ("Image"), on the other hand, with reference to the following facts:

        A.    Ritek and Image have previously entered into the Optical Disc Replication and Loan Agreement dated as of March 13, 2001 (the "Agreement"). Terms used in this Amendment without definition shall have the meanings ascribed to such terms in the Agreement.

        B.    Ritek and Image now desire to amend the Agreement as set forth below.

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants, agreements, representations and warranties herein contained, Ritek and Image hereby agree as follows:

        1.    The parties hereby acknowledge and agree that the outstanding principal balance of the Loan is $5,346,774.00 on the date hereof.

        2.    Section 5(d) of the Agreement is hereby amended to read in its entirety as follows: "The outstanding principal balance of the Loan shall accrue interest at the rate of six percent (6%) per annum (the "Interest Rate") from April 1, 2002 until the date the Loan is paid in full. The principal balance of the Loan shall be repaid by Image to Ritek Corporation, a Taiwan corporation ("Parent"), which originally funded the Loan on behalf of Ritek, in 48 equal monthly principal installments of $111,391.13 plus accrued interest, payable on the first business day of each calendar month commencing April 1, 2002; provided that Image may prepay the principal balance and accrued interest under the Loan at any time and from time to time, either in whole or in part, without premium or penalty. Notwithstanding the foregoing, Image shall have the right to defer the payment of any installment of principal or interest otherwise due to the extent and during such times as such payments are not permitted to be made by the terms of any of Image's Senior Debt, provided that all such deferred payments shall continue to accrue interest at the Interest Rate until paid and provided further that in any event the outstanding principal balance and all accrued interest shall be paid in full on or before April 1, 2006. Image's obligations under this provision shall be evidenced by Image's promissory note in the initial principal amount of $5,346,774.00, payable to the order of Parent, in substantially the form attached hereto as Exhibit A."

        3.    Sections 5(b), 5(c), 5(g), 5(h) and 5(i) of the Agreement are each hereby deleted in their entirety.

        4.    Notwithstanding anything to the contrary contained herein, Ritek agrees that the repayment of the Loan shall continue to remain subordinate in right of repayment to all Senior Debt and Ritek reaffirms its agreement to enter into such subordination agreements as the holders of Image's Senior Debt, now or in the future, may require.

        5.    The parties hereby acknowledge and agree that, as of the date hereof, neither party is in breach or default under the terms of the Agreement, as amended by this Amendment, and that nothing has occurred which, with the giving of notice or the passage of time, or both, would constitute a breach or default under the terms of the Agreement, as amended by this Amendment.

        6.    Except as expressly modified or amended pursuant to this Amendment, the Agreement remains in full force and effect without modification.

        7.    This Amendment may be executed in counterparts, each of which shall be an original but all of which shall constitute one and the same agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed on the date first above written.

MRT TECHNOLOGY LLC
By:	/s/ MARY ANN FIALKOWSKI
Its:	Exec. Vice President
IMAGE ENTERTAINMENT, INC.
By:	/s/ JEFF M. FRAMER
Its:	CFO

EXHIBIT A

PROMISSORY NOTE

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EXHIBIT 10.23.a
AMENDMENT NO. 1 TO OPTICAL DISC REPLICATION AND LOAN AGREEMENT
EXHIBIT A
PROMISSORY NOTE